UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2025

CareTrust REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Registrant’s telephone number, including area code: (949) 542-3130

24901 Dana Point Harbor Dr, Suite A200, Dana Point, CA	92629
(Address of principal executive offices)	(Zip Code)

905 Calle Amanecer, Suite 300, San Clemente, CA	92673
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01    Entry into a Material Definitive Agreement.
On December 11, 2025, CareTrust REIT, Inc., a Maryland corporation (the “Company”), as the special limited partner of CTR Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), and CareTrust GP, LLC, a Delaware limited liability company, as the general partner of the Operating Partnership (the “General Partner”), entered into the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Amended Operating Partnership Agreement”). The amendments set forth in the Amended Operating Partnership Agreement establish a new general class of units of limited partnership in the Operating Partnership designated as “LTIP Units” and designate four specific sub-classes of LTIP Units, including “Basic LTIP Units” and “Performance LTIP Units”, as defined and further set forth in the Amended Operating Partnership Agreement.
Pursuant to the Amended Operating Partnership Agreement, the General Partner is permitted to designate and issue, or cause to be designated and issued, classes of partnership units under various circumstances to persons and admit them as partners of the Operating Partnership, including LTIP Units to any person who provides services to or for the benefit of the Operating Partnership, the General Partner or the Company. LTIP Units are structured in a manner intended to qualify as “profits interests” for U.S. federal income tax purposes. Each LTIP Unit will convey the same consent or other voting rights under the Amended Operating Partnership Agreement as a Partnership Common Unit. Basic LTIP Units generally will be entitled to receive distributions at the same time and in the same per-Unit amounts as are paid on Partnership Common Units, subject to certain limitations intended to preserve the U.S. income tax treatment of such LTIP Units as “profits interests.” Until their “Full Distribution Participation Date” (as defined in the Amended Operating Partnership Agreement) specified in the applicable LTIP Unit award agreement, Performance LTIP Units and AO LTIP Units generally will be entitled to distributions equal to 10% and 2%, respectively (or such other percentages as may be set forth in the applicable LTIP Unit award agreement), of the distributions paid on Basic LTIP Units, and following the Full Distribution Participation Date, such LTIP Units generally will be entitled to receive the same distributions that are payable with respect to Basic LTIP Units. Basic LTIP Units generally are intended to be fully vested or subject to vesting based on continued service, and Performance LTIP Units generally are intended to vest following the end of an applicable performance period and based on the attainment of specified performance goals, in each case as provided in an award agreement entered into by the applicable LTIP Unit holder. Subject to the terms and conditions of the Amended Operating Partnership Agreement, vested LTIP Units that have achieved specified capital account thresholds may be converted into Partnership Common Units, which may thereafter be redeemed for cash or, at the Company’s election, shares of the Company’s common stock pursuant to the existing redemption provisions of the Amended Operating Partnership Agreement.
Terms of the LTIP Units regarding vesting, forfeitures, adjustments, distributions, allocations, transfers, conversion and redemption, voting and certain tax matters predominantly are set forth in a new Exhibit C to the Amended Operating Partnership Agreement. The amendments reflected in the Amended Operating Partnership Agreement also include various conforming, ministerial and clarifying changes and updates, including to reflect the fact that the Company will no longer own, directly and indirectly, 100% of the limited partnership interests of the Operating Partnership.
The description of the Amended Operating Partnership Agreement set forth herein is qualified in its entirety by reference to the full text of the Amended Operating Partnership Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01    Other Events.
LTIP Unit Program
On December 11, 2025, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company approved that certain persons (including all of the Company’s directors and executive officers) eligible to receive awards under the CareTrust REIT, Inc. and CTR Partnership, L.P. Incentive Award Plan (the “Incentive Award Plan”) may elect to receive their annual Company equity awards (which recently have been granted in the form of restricted stock or awards of restricted stock units (“RSUs”) subject to time and service-based vesting requirements or subject to performance-based vesting requirements as well as time and service-based vesting requirements (“PRSUs”)) in the form of Basic LTIP Units and/or Performance LTIP Units.
Vesting of Basic LTIP Units and RSUs is generally subject to continued service through the applicable vesting date, which may change from grant to grant but is currently generally one year after grant for non-employee members of the Board and vesting in installments over three years for employees of the Company. Vesting of Performance LTIP Units and PRSUs awarded under the Incentive Award Plan is currently generally subject to both (i) the participant’s continued employment or service through the applicable performance period, and (ii) the Company’s total shareholder return over a specified performance period relative to the total shareholder return of a group of specified peer companies.

On December 11, 2025, the Compensation Committee also approved (i) a form of Basic LTIP Units Award Agreement (the “Form of Basic LTIP Award Agreement”) for use in granting Basic LTIP Units under the Incentive Award Plan and (ii) a form of Performance LTIP Units Award Agreement (the “Form of Relative TSR LTIP Award Agreement”) for use in granting Performance LTIP Units under the Incentive Award Plan. LTIP Units awarded under the Incentive Award Plan will be subject to the terms and conditions of the Amended Operating Partnership Agreement and such other terms, conditions or restrictions, including vesting terms, as the Compensation Committee or other authorized committee of the Board may approve from time to time and which will be set forth in the applicable award agreement.
Copies of the Form of Basic LTIP Award Agreement and Form of Relative TSR LTIP Award Agreement are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibits	Description

10.1	Second Amended and Restated Agreement of Limited Partnership of CTR Partnership, L.P., dated as of December 11, 2025.

10.2	Form of Basic LTIP Units Award Agreement

10.3	Form of Performance LTIP Units Award Agreement (Relative Total Shareholder Return)

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2025	CARETRUST REIT, INC.

	By:	/s/ William M. Wagner
William M. Wagner
Chief Financial Officer and Treasurer